As filed with the Securities and Exchange Commission on October 30, 2006
Registration No. 333-137543;333-137543-01-25

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 2
to

FORM S-4

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

WCA Waste Corporation*
(Exact name of registrant as specified in its charter)

Delaware	4953	20-0829917
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

One Riverway, Suite 1400
Houston, Texas 77056
(713) 292-2400
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)

J. Edward Menger
Vice President and General Counsel
One Riverway, Suite 1400
Houston, Texas 77056
(713) 292-2400
(Name, address, including zip code, and telephone number,
including area code, of agent for service)

Copy to:
Jeff Dodd
Andrews Kurth LLP
600 Travis, Suite 4200
Houston, Texas 77002
(713) 220-4200

Approximate date of commencement of proposed sale of the securities to the public:  As soon as practicable after this registration statement becomes effective.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

*	Includes certain subsidiaries of WCA Waste Corporation identified on the following page.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

ADDITIONAL SUBSIDIARY GUARANTOR REGISTRANTS

	State or Other	Primary Standard
	Jurisdiction of	Industrial
Exact Name of Additional	Incorporation or	Classification Code	I.R.S. Employer
Registrant as Specified in its Charter	Organization	Number	Identification Number

Eagle Ridge Landfill, LLC(1)	Ohio	4953	34-1936216
Material Reclamation, LLC(1)	North Carolina	4953	56-2216174
Material Recovery, LLC(1)	North Carolina	4953	56-2216193
Texas Environmental Waste Services, LLC(1)	Texas	4953	20-2413292
Transit Waste, LLC(1)	New Mexico	4953	84-1346896
Translift, Inc.(1)	Arkansas	4953	71-0713147
Waste Corporation of Arkansas, Inc.(1)	Delaware	4953	76-0657709
Waste Corporation of Kansas, Inc.(1)	Delaware	4953	48-1186595
Waste Corporation of Missouri, Inc.(1)	Delaware	4953	76-0657707
Waste Corporation of Tennessee, Inc.(1)	Delaware	4953	76-0638022
Waste Corporation of Texas, L.P.(1)	Delaware	4953	90-0131947
WCA Capital, Inc.(1)	Delaware	4953	76-0700077
WCA Holdings Corporation(1)	Delaware	4953	76-0660482
WCA Management Company, LP(1)	Delaware	4953	76-0700073
WCA Management General, Inc.(1)	Delaware	4953	76-0700075
WCA Management Limited, Inc.(2)	Delaware	4953	76-0700074
WCA of Alabama, L.L.C.(1)	Delaware	4953	76-0660477
WCA of Central Florida, Inc.(1)	Delaware	4953	20-3753650
WCA of Florida, Inc.(1)	Delaware	4953	20-3575415
WCA of High Point, LLC(1)	North Carolina	4953	56-2253463
WCA of North Carolina, LLC(1)	Delaware	4953	20-2584498
WCA Shiloh Landfill, L.L.C.(1)	Delaware	4953	76-0616242
WCA Texas Management General, Inc.(1)	Delaware	4953	76-2053150
WCA Wake Transfer Station, LLC(1)	North Carolina	4953	13-4244660
WCA Waste Systems, Inc.(1)	Delaware	4953	76-0656675

(1)	The address for such subsidiary guarantor is One Riverway, Suite 1400, Houston, Texas 77056.

(2)	The address for such subsidiary guarantor is 13737 Plant Rd., Alpine, Alabama 35014.

EXPLANATORY NOTE

The purpose of this Amendment No. 2 to WCA Waste Corporation’s Registration Statement on Form S-4 (File No. 333-137543) is to file a revised Exhibit 5.1.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 21.	Exhibit and Financial Statement Schedules.

(a) Exhibits.

Exhibit
Number		Description

1.1		Purchase Agreement, dated as of June 28, 2006, by and among WCA Waste Corporation, the guarantors named therein and Credit Suisse Securities (USA) LLC (incorporated by reference to Exhibit 10.2 to the registrant’s current report on Form 8-K (File No. 000-50808) filed with the SEC on July 5, 2006).
2	.1**	Reorganization Agreement, dated May 10, 2004, between WCA Waste Corporation and Waste Corporation of America, Inc. (incorporated by reference to Exhibit 2.1 to Amendment No. 2 to the registrant’s Registration Statement on Form S-1 (File No. 333-113416) filed with the SEC on May 14, 2004).
2.2		Agreement and Plan of Merger, dated May 10, 2004, between WCA Waste Corporation, Waste Corporation of America and WCA Merger Corporation (incorporated by reference to Exhibit 2.2. to Amendment No. 2 to the registrant’s Registration Statement on Form S-1 (File No. 333-113416) filed with the SEC on May 14, 2004).
2.3		Agreement and Plan of Merger, dated as of May 20, 2004, between WCA Waste Corporation and WCA Merger II Corporation (incorporated by reference to Exhibit 2.3 to Amendment No. 5 to the registrant’s Registration Statement on Form S-4 (File No. 333-114901) filed with the SEC on June 21, 2004).
2	.4†**	Membership Interest Purchase Agreement, dated effective January 14, 2005, between WCA of North Carolina, L.P., MRR Southern, LLC, Material Recovery, LLC, Material Reclamation, LLC, MRR of High Point, LLC, MRR Wake Transfer Station, LLC, WCA Waste Corporation, F. Norbert Hector, Jr., D.H. Griffin, Paul M. Givens, Edward I. Weisiger, Jr. and David Griffin, Jr. (incorporated by reference to Exhibit 2.4 to the registrant’s Form 10-K (File No. 000-50808) filed with the SEC on March 24, 2004).
2	.5†	Closing and Asset Purchase Agreement, dated as of October 3, 2005, by and among WCA of Florida, Inc., Meyer & Gabbert Excavating Contractors, Inc., Leonard G. Meyer, Jr. and James F. Gabbert (incorporated by reference to Exhibit 2.7 to the registrant’s Form S-3 (File No. 333-130623) filed with the SEC on January 26, 2006).
2.6		Agreement and Plan of Merger, dated as of September 30, 2005, by and among WCA Waste Corporation, WCA of Central Florida, Inc., WCA Management Company, L.P., Waste Corporation of America, LLC and Waste Corporation of Central Florida, Inc. (incorporated by reference to Exhibit 2.2 to the registrant’s Form 8-K (File No. 000-50808) filed with the SEC on October 6, 2006).
2.7		First Amendment to Membership Interest Purchase Agreement, dated as of March 30, 2005, by and among WCA of North Carolina, L.P., MRR Southern, LLC, WCA Waste Corporation and WCA of Wake County, L.P. (incorporated by reference to Exhibit 2.2 to the registrant’s Form 10-Q (File No. 000-50808) filed with the SEC on May 13, 2005).
3.1		Second Amended and Restated Certificate of Incorporation of WCA Waste Corporation (incorporated by reference to Exhibit 3.1 to the registrant’s Form 8-K (File No. 000-50808) filed with the SEC on December 22, 2005).
3.2		Amended and Restated Bylaws of WCA Waste Corporation (incorporated by reference to Exhibit 3.2 to Amendment No. 6 to the registrant’s Registration Statement on Form S-1 (File No. 333-113416) filed with the SEC on June 21, 2004).
4.1		Specimen of Common Stock Certificate (incorporated by reference to Exhibit 4.1 to Amendment No. 2 to the registrant’s Registration Statement on Form S-1 (File No. 333-113416) filed with the SEC on May 14, 2004).
4.2		Trust Indenture between Gulf Coast Waste Disposal Authority and U.S. Bank National Association, as Trustee, dated as of August 1, 2002 (incorporated by reference to Exhibit 4.2 to Amendment No. 4 to the registrant’s Registration Statement on Form S-1 (File No. 333-113416) filed with the SEC on June 17, 2004).
4.3		Form of Environmental Facilities Revenue Bond (included in Exhibit 4.2).

Exhibit
Number		Description

4.4		Indenture, dated as of July 5, 2006, by and among WCA Waste Corporation, the guarantors named therein and The Bank of New York Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 to the registrant’s Form 8-K (File No. 000-50808) filed with the SEC on July 5, 2006).
4.5		Form of 9.25% Senior Note due 2014 (included as Exhibit A to Exhibit 4.4 above).
4.6		Registration Rights Agreement, dated as of July 5, 2006, by and among WCA Waste Corporation, the guarantors named therein and Credit Suisse Securities (USA) LLC (incorporated by reference to Exhibit 10.3 to the registrant’s Form 8-K (File No. 000-50808) filed with the SEC on July 5, 2006).
4.7		Certificate of Designation of Series A Convertible Pay-in-Kind Preferred Stock (incorporated by reference to Exhibit 4.7 to the registrant’s Form 10-Q (File No. 000-50808) filed with the SEC on August 8, 2006).
4.8		Specimen of Series A Convertible Pay-in-Kind Preferred Stock Certificate (incorporated by reference to Exhibit 4.8 to the registrant’s Form 10-Q (File No. 000-50808) filed with the SEC on August 8, 2006).
5	.1*	Opinion of Andrews Kurth LLP regarding the validity of the notes.
10.1		Revolving Credit Agreement, dated as of July 5, 2006, by and among WCA Waste Corporation, Comerica Bank, as administrative agent, and the parties named therein as lenders (incorporated by reference to Exhibit 10.1 to the registrant’s Form 8-K (File No. 000-50808) filed with the SEC on July 5, 2006).
10.2		Interest Rate Swap Agreement, dated July 11, 2006, between WCA Waste Corporation and Comerica Bank (incorporated by reference to Exhibit 10.3 to the registrant’s Form 10-Q (File No. 000-50808) filed with the SEC on August 8, 2006).
10.3		Preferred Stock Purchase Agreement dated as of June 12, 2006 by and between WCA Waste Corporation and Ares Corporate Opportunities Fund II, L.P. (incorporated by reference to Exhibit 10.1 to the registrant’s Form 8-K (File No. 000-50808) filed with the SEC on June 16, 2006).
10.4		Stockholder’s Agreement, dated July 27, 2006, by and between WCA Waste Corporation and Ares Corporate Opportunities Fund II, L.P. (incorporated by reference to Exhibit 10.5 to the registrant’s Form 10-Q (File No. 000-50808) filed with the SEC on August 8, 2006).
10.5		Registration Rights Agreement, dated July 27, 2006, among WCA Waste Corporation and Ares Corporate Opportunities Fund II, L.P. (incorporated by reference to Exhibit 10.6 to the registrant’s Form 10-Q (File No. 000-50808) filed with the SEC on August 8, 2006).
10.6		Management Rights Letter, dated July 27, 2006, between WCA Waste Corporation and Ares Corporate Opportunities Fund II, L.P. (incorporated by reference to Exhibit 10.7 to the registrant’s Form 10-Q (File No. 000-50808) filed with the SEC on August 8, 2006).
10.7		Administrative Services Agreement, dated May 20, 2004, between WCA Waste Corporation and Waste Corporation of America, Inc. (incorporated by reference to Exhibit 10.2 to Amendment No. 3 to the registrant’s Registration Statement on Form S-1 (File No. 333-113416) filed with the SEC on June 1, 2004).
10.8		Employment Agreement, dated March 22, 2005, between WCA Management Company, L.P., WCA Waste Corporation and Tom J. Fatjo, Jr. (incorporated by reference to Exhibit 10.3 to the registrant’s Form 10-K (File No. 000-50808) filed with the SEC on March 24, 2004).
10.9		Employment Agreement, dated March 22, 2005, between WCA Management Company, L.P., WCA Waste Corporation and Jerome Kruszka (incorporated by reference to Exhibit 10.4 to the registrant’s Form 10-K (File No. 000-50808) filed with the SEC on March 24, 2004).
10.10		Employment Agreement, dated March 22, 2005, between WCA Management Company, L.P., WCA Waste Corporation and Charles Casalinova (incorporated by reference to Exhibit 10.5 to the registrant’s Form 10-K (File No. 000-50808) filed with the SEC on March 24, 2004).
10.11		Employment Agreement, dated March 22, 2005, between WCA Management Company, L.P., WCA Waste Corporation and Tom J. Fatjo, III (incorporated by reference to Exhibit 10.6 to the registrant’s Form 10-K (File No. 000-50808) filed with the SEC on March 24, 2004).

Exhibit
Number		Description

10.12		Capital Contribution Commitment Agreement, dated May 10,2004, between WCA Waste Corporation and Waste Corporation of America (incorporated by reference to Exhibit 10.12 to Amendment No. 2 to the registrant’s Registration Statement on Form S-1 (File No. 333-113416) filed with the SEC on May 14, 2004).
10.13		Tax Disaffiliation Agreement, dated as of May 20, 2004, by and between WCA Waste Corporation and Waste Corporation of America LLC (incorporated by reference to Exhibit 10.13 to Amendment No. 3 to the registrant’s Registration Statement on Form S-1 (File No. 333-113416) filed with the SEC on June 1, 2004).
10.14		Registration Rights Agreement, dated June 15, 2004, by and among WCA Waste Corporation, EFO Co-Investment Partners and WCA Partners, L.P. (incorporated by reference to Exhibit 10.14 to Amendment No. 4 to the registrant’s Registration Statement on Form S-1 (File No. 333-113416) filed with the SEC on June 17, 2004).
10.15		Form of Stock Option Agreement under the 2004 WCA Waste Corporation Incentive Plan (incorporated by reference to Exhibit 10.4 to the registrant’s Form 10-Q (File No. 000-50808) filed with the SEC on November 10, 2004).
10.16		Form of Executive Officer Restricted Stock Grant under the 2004 WCA Waste Corporation Incentive Plan (incorporated by reference to Exhibit 10.15 to the registrant’s Form 10-K (File No. 000-50808) filed with the SEC on March 24, 2004).
10.17		WCA Waste Corporation Performance Unit Plan (incorporated by reference to Exhibit 10.19 to the registrant’s Form 10-K (File No. 000-50808) filed with the SEC on March 24, 2004).
10.18		WCA Waste Corporation Management Incentive Plan (incorporated by reference to Exhibit 10.20 to the registrant’s Form 10-K (File No. 000-50808) filed with the SEC on March 24, 2004).
10.19		Form of Non-Employee Director Restricted Stock Grant under the 2004 WCA Waste Corporation Incentive Plan (incorporated by reference to Exhibit 10.21 to the registrant’s Form 10-K (File No. 000-50808) filed with the SEC on March 24, 2004).
10.20		Form of Resale Restriction Agreement, dated as of December 21, 2005, between WCA Waste Corporation and each of Tom J. Fatjo, Jr., Jerome M. Kruszka, Charles A. Casalinova, Tom J. Fatjo, III, Richard E. Bean, Ballard O. Castleman and Roger A. Ramsey individually (incorporated by reference to Exhibit 10.1 to the registrant’s Form 8-K (File No. 000-50808) filed with the SEC on December 22, 2005).
10.21		Solid Waste Disposal Agreement, dated as of October 3, 2005, by any between Waste Corporation of America, LLC and WCA Waste Corporation (incorporated by reference to Exhibit 10.1 to the registrant’s Form 8-K (File No. 000-50808) filed with the SEC on October 6, 2005).
10.22		Second Amended and Restated 2004 Waste Corporation Incentive Plan, effective as of September 15, 2006 (incorporated by reference to Exhibit 10.1 to the registrant’s Form 8-K (File No. 000-50808) filed with the SEC on September 15, 2006).
10.23		Reimbursement Agreement, dated as of August 30, 2002, by and among WCA Waste Systems, Inc., Waste Corporation of Texas, L.P., and Wells Fargo Bank Texas, National Association (incorporated by reference to Exhibit 10.10 to the registrant’s Form 10-Q (File No. 000-50808) filed with the SEC on May 13, 2005).
10.24		First Amendment to Reimbursement Agreement, dated as of April 20, 2005, by and among WCA Waste Systems, Inc., Waste Corporation of Texas, L.P., and Wells Fargo Bank National Association (successor by merger to Wells Fargo Bank Texas, National Association) (incorporated by reference to Exhibit 10.10 to the registrant’s Form 10-Q (File No. 000-50808) filed with the SEC on May 13, 2005).
10.25		Securities Purchase Agreement, dated as of February 10, 2006, by and among WCA Waste Corporation, Transit Waste LLC, WCA Management Company, L.P., and Waste Corporation of America, LLC. (incorporated by reference to Exhibit 10.29 to the registrant’s Form 10-K (File No. 000-50808) filed with the SEC on March 16, 2006).
12	.1+	Statement regarding computation of ratio of earnings to fixed charges for the years ended December 31, 2001, 2002, 2003, 2004 and 2005 and the six months ended June 30, 2006.

Exhibit
Number		Description

21.1		Subsidiaries of WCA Waste Corporation (incorporated by reference to Exhibit 21.1 to the registrant’s Form 10-K (File No. 000-50808) filed with the SEC on March 16, 2006).
23	.1+	Consent of KPMG LLP-Independent Registered Public Accounting Firm.
23	.2*	Consent of Andrews Kurth LLP (included in Exhibit 5.1).
24	.1+	Powers of Attorney (included on signature pages).
25	.1+	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of The Bank of New York Trust Company, N.A. to act as trustee under the Indenture.
99	.1+	Form of Letter of Transmittal.
99	.2+	Form of Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.
99	.3+	Form of Notice of Guaranteed Delivery.
99	.4+	Form of Letter to Registered Holders and DTC Participants.
99	.5+	Form of Instructions to Registered Holder or DTC Participant From Beneficial Owner.
99	.6+	Form of Letter to Clients.

*	Indicates exhibits filed herewith.

+	Previously filed.

†	Confidential treatment has been granted with respect to certain information contained in this agreement.

**	Pursuant to Item 601(b)(2) of Regulation S-K, the Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Commission upon request.

The registrant hereby undertakes, pursuant to Regulation S-K, Item 601(b), paragraph (4)(iii)(A), to furnish to the Securities and Exchange Commission upon request all constituent instruments defining the rights of holders of long-term debt of the registrant and its consolidated subsidiaries not filed herewith for the reason that the total amount of securities authorized under any of such instruments does not exceed 10% of the registrant’s total consolidated assets.

(b) All financial statement schedules are omitted because the required information is not present or is not present in amounts sufficient to require submission of the schedule, or because the information required is included in the consolidated financial statements or notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on their behalf by the undersigned, thereunder duly authorized, in the City of Houston, State of Texas on October 30, 2006.

WCA WASTE CORPORATION

By:	/s/ Tom J. Fatjo, III
Name: Tom J. Fatjo, III

Title:	Senior Vice President — Finance and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Tom J. Fatjo, Jr.		Chief Executive Officer and Chairman of the Board (Principal Executive Officer)	October 30, 2006

* Jerome M. Kruszka		President, Chief Operating Officer and Director	October 30, 2006

/s/ Charles A. Casalinova Charles A. Casalinova		Senior Vice President and Chief Financial Officer (Principal Financial Officer)	October 30, 2006

* Kevin D. Mitchell		Vice President and Controller (Principal Accounting Officer)	October 30, 2006

* Richard E. Bean		Director	October 30, 2006

* Ballard O. Castleman		Director	October 30, 2006

* Roger A. Ramsey		Director	October 30, 2006

* Antony P. Ressler		Director	October 30, 2006

* Jeffrey S. Serota		Director	October 30, 2006

*By:	/s/ Charles A. Casalinova Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrants have duly caused this registration statement to be signed on their behalf by the undersigned, thereunder duly authorized, in the City of Houston, State of Texas on October 30, 2006.

Translift, Inc.
Waste Corporation of Texas, L.P.

By:	WCA Texas Management General, Inc.,
its general partner

Waste Corporation of Arkansas, Inc.
Waste Corporation of Kansas, Inc.
Waste Corporation of Missouri, Inc.
Waste Corporation of Tennessee, Inc.
WCA Capital, Inc.
WCA Holdings Corporation
WCA Management Company, LP

By:	WCA Management General, Inc.,
its general partner

WCA Management General, Inc.
WCA Management Limited, Inc.
WCA of Alabama, L.L.C.
WCA Shiloh Landfill, L.L.C.
WCA Texas Management General, Inc.
WCA Waste Systems, Inc.
WCA of North Carolina, LLC
WCA of Florida, Inc.
WCA of Central Florida, Inc.
WCA of High Point, LLC
WCA Waste Transfer Station, LLC
Material Reclamation, LLC
Material Recovery, LLC
Eagle Ridge Landfill, LLC
Texas Environmental Waste Services, LLC
Transit Waste, LLC

By:	/s/ Tom J. Fatjo, III
Name: Tom J. Fatjo, III

Title:	Vice President and Treasurer of each of the additional registrants listed above

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Tom J. Fatjo, Jr.	Chairman of the Board and Director/Manager of each of the additional registrants listed above	October 30, 2006

Signature		Title	Date

* Jerome M. Kruszka		President and Director/Manager of each of the additional registrants listed above (Principal Executive Officer)	October 30, 2006

/s/ Charles A. Casalinova Charles A. Casalinova		Vice President of each of the additional registrants listed above (Principal Financial Officer)	October 30, 2006

* Kevin D. Mitchell		Vice President of each of the additional registrants listed above (Principal Accounting Officer)	October 30, 2006

* Tom J. Fatjo, III		Vice President, Treasurer and Director/Manager of each of the additional registrants listed above	October 30, 2006

*By:	/s/ Charles A. Casalinova Attorney-in-Fact

EXHIBIT INDEX

Exhibit
Number		Description

1.1		Purchase Agreement, dated as of June 28, 2006, by and among WCA Waste Corporation, the guarantors named therein and Credit Suisse Securities (USA) LLC (incorporated by reference to Exhibit 10.2 to the registrant’s current report on Form 8-K (File No. 000-50808) filed with the SEC on July 5, 2006).
2	.1**	Reorganization Agreement, dated May 10, 2004, between WCA Waste Corporation and Waste Corporation of America, Inc. (incorporated by reference to Exhibit 2.1 to Amendment No. 2 to the registrant’s Registration Statement on Form S-1 (File No. 333-113416) filed with the SEC on May 14, 2004).
2.2		Agreement and Plan of Merger, dated May 10, 2004, between WCA Waste Corporation, Waste Corporation of America and WCA Merger Corporation (incorporated by reference to Exhibit 2.2 to Amendment No. 2 to the registrant’s Registration Statement on Form S-1 (File No. 333-113416) filed with the SEC on May 14, 2004).
2.3		Agreement and Plan of Merger, dated as of May 20, 2004, between WCA Waste Corporation and WCA Merger II Corporation (incorporated by reference to Exhibit 2.3 to Amendment No. 5 to the registrant’s Registration Statement on Form S-4 (File No. 333-114901) filed with the SEC on June 21, 2004).
2	.4†**	Membership Interest Purchase Agreement, dated effective January 14, 2005, between WCA of North Carolina, L.P., MRR Southern, LLC, Material Recovery, LLC, Material Reclamation, LLC, MRR of High Point, LLC, MRR Wake Transfer Station, LLC, WCA Waste Corporation, F. Norbert Hector, Jr., D.H. Griffin, Paul M. Givens, Edward I. Weisiger, Jr. and David Griffin, Jr. (incorporated by reference to Exhibit 2.4 to the registrant’s Form 10-K (File No. 000-50808) filed with the SEC on March 24, 2004).
2	.5†	Closing and Asset Purchase Agreement, dated as of October 3, 2005, by and among WCA of Florida, Inc., Meyer & Gabbert Excavating Contractors, Inc., Leonard G. Meyer, Jr. and James F. Gabbert (incorporated by reference to Exhibit 2.7 to the registrant’s Form S-3 (File No. 333-130623) filed with the SEC on January 26, 2006).
2.6		Agreement and Plan of Merger, dated as of September 30, 2005, by and among WCA Waste Corporation, WCA of Central Florida, Inc., WCA Management Company, L.P., Waste Corporation of America, LLC and Waste Corporation of Central Florida, Inc. (incorporated by reference to Exhibit 2.2 to the registrant’s Form 8-K (File No. 000-50808) filed with the SEC on October 6, 2006).
2.7		First Amendment to Membership Interest Purchase Agreement, dated as of March 30, 2005, by and among WCA of North Carolina, L.P., MRR Southern, LLC, WCA Waste Corporation and WCA of Wake County, L.P. (incorporated by reference to Exhibit 2.2 to the registrant’s Form 10-Q (File No. 000-50808) filed with the SEC on May 13, 2005).
3.1		Second Amended and Restated Certificate of Incorporation of WCA Waste Corporation (incorporated by reference to Exhibit 3.1 to the registrant’s Form 8-K (File No. 000-50808) filed with the SEC on December 22, 2005).
3.2		Amended and Restated Bylaws of WCA Waste Corporation (incorporated by reference to Exhibit 3.2 to Amendment No. 6 to the registrant’s Registration Statement on Form S-1 (File No. 333-113416) filed with the SEC on June 21, 2004).
4.1		Specimen of Common Stock Certificate (incorporated by reference to Exhibit 4.1 to Amendment No. 2 to the registrant’s Registration Statement on Form S-1 (File No. 333-113416) filed with the SEC on May 14, 2004).
4.2		Trust Indenture between Gulf Coast Waste Disposal Authority and U.S. Bank National Association, as Trustee, dated as of August 1, 2002 (incorporated by reference to Exhibit 4.2 to Amendment No. 4 to the registrant’s Registration Statement on Form S-1 (File No. 333-113416) filed with the SEC on June 17, 2004).
4.3		Form of Environmental Facilities Revenue Bond (included in Exhibit 4.2).
4.4		Indenture, dated as of July 5, 2006, by and among WCA Waste Corporation, the guarantors named therein and The Bank of New York Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 to the registrant’s Form 8-K (File No. 000-50808) filed with the SEC on July 5, 2006).

Exhibit
Number		Description

4.5		Form of 9.25% Senior Note due 2014 (included as Exhibit A to Exhibit 4.4 above).
4.6		Registration Rights Agreement, dated as of July 5, 2006, by and among WCA Waste Corporation, the guarantors named therein and Credit Suisse Securities (USA) LLC (incorporated by reference to Exhibit 10.3 to the registrant’s Form 8-K (File No. 000-50808) filed with the SEC on July 5, 2006).
4.7		Certificate of Designation of Series A Convertible Pay-in-Kind Preferred Stock (incorporated by reference to Exhibit 4.7 to the registrant’s Form 10-Q (File No. 000-50808) filed with the SEC on August 8, 2006).
4.8		Specimen of Series A Convertible Pay-in-Kind Preferred Stock Certificate (incorporated by reference to Exhibit 4.8 to the registrant’s Form 10-Q (File No. 000-50808) filed with the SEC on August 8, 2006).
5	.1*	Opinion of Andrews Kurth LLP regarding the validity of the notes.
10.1		Revolving Credit Agreement, dated as of July 5, 2006, by and among WCA Waste Corporation, Comerica Bank, as administrative agent, and the parties named therein as lenders (incorporated by reference to Exhibit 10.1 to the registrant’s Form 8-K (File No. 000-50808) filed with the SEC on July 5, 2006).
10.2		Interest Rate Swap Agreement, dated July 11, 2006, between WCA Waste Corporation and Comerica Bank (incorporated by reference to Exhibit 10.3 to the registrant’s Form 10-Q (File No. 000-50808) filed with the SEC on August 8, 2006).
10.3		Preferred Stock Purchase Agreement dated as of June 12, 2006 by and between WCA Waste Corporation and Ares Corporate Opportunities Fund II, L.P. (incorporated by reference to Exhibit 10.1 to the registrant’s Form 8-K (File No. 000-50808) filed with the SEC on June 16, 2006).
10.4		Stockholder’s Agreement, dated July 27, 2006, by and between WCA Waste Corporation and Ares Corporate Opportunities Fund II, L.P. (incorporated by reference to Exhibit 10.5 to the registrant’s Form 10-Q (File No. 000-50808) filed with the SEC on August 8, 2006).
10.5		Registration Rights Agreement, dated July 27, 2006, among WCA Waste Corporation and Ares Corporate Opportunities Fund II, L.P. (incorporated by reference to Exhibit 10.6 to the registrant’s Form 10-Q (File No. 000-50808) filed with the SEC on August 8, 2006).
10.6		Management Rights Letter, dated July 27, 2006, between WCA Waste Corporation and Ares Corporate Opportunities Fund II, L.P. (incorporated by reference to Exhibit 10.7 to the registrant’s Form 10-Q (File No. 000-50808) filed with the SEC on August 8, 2006).
10.7		Administrative Services Agreement, dated May 20, 2004, between WCA Waste Corporation and Waste Corporation of America, Inc. (incorporated by reference to Exhibit 10.2 to Amendment No. 3 to the registrant’s Registration Statement on Form S-1 (File No. 333-113416) filed with the SEC on June 1, 2004).
10.8		Employment Agreement, dated March 22, 2005, between WCA Management Company, L.P., WCA Waste Corporation and Tom J. Fatjo, Jr. (incorporated by reference to Exhibit 10.3 to the registrant’s Form 10-K (File No. 000-50808) filed with the SEC on March 24, 2004).
10.9		Employment Agreement, dated March 22, 2005, between WCA Management Company, L.P., WCA Waste Corporation and Jerome Kruszka (incorporated by reference to Exhibit 10.4 to the registrant’s Form 10-K (File No. 000-50808) filed with the SEC on March 24, 2004).
10.10		Employment Agreement, dated March 22, 2005, between WCA Management Company, L.P., WCA Waste Corporation and Charles Casalinova (incorporated by reference to Exhibit 10.5 to the registrant’s Form 10-K (File No. 000-50808) filed with the SEC on March 24, 2004).
10.11		Employment Agreement, dated March 22, 2005, between WCA Management Company, L.P., WCA Waste Corporation and Tom J. Fatjo, III (incorporated by reference to Exhibit 10.6 to the registrant’s Form 10-K (File No. 000-50808) filed with the SEC on March 24, 2004).
10.12		Capital Contribution Commitment Agreement, dated May 10,2004, between WCA Waste Corporation and Waste Corporation of America (incorporated by reference to Exhibit 10.12 to Amendment No. 2 to the registrant’s Registration Statement on Form S-1 (File No. 333-113416) filed with the SEC on May 14, 2004).

Exhibit
Number		Description

10.13		Tax Disaffiliation Agreement, dated as of May 20, 2004, by and between WCA Waste Corporation and Waste Corporation of America LLC (incorporated by reference to Exhibit 10.13 to Amendment No. 3 to the registrant’s Registration Statement on Form S-1 (File No. 333-113416) filed with the SEC on June 1, 2004).
10.14		Registration Rights Agreement, dated June 15, 2004, by and among WCA Waste Corporation, EFO Co-Investment Partners and WCA Partners, L.P. (incorporated by reference to Exhibit 10.14 to Amendment No. 4 to the registrant’s Registration Statement on Form S-1 (File No. 333-113416) filed with the SEC on June 17, 2004).
10.15		Form of Stock Option Agreement under the 2004 WCA Waste Corporation Incentive Plan (incorporated by reference to Exhibit 10.4 to the registrant’s Form 10-Q (File No. 000-50808) filed with the SEC on November 10, 2004).
10.16		Form of Executive Officer Restricted Stock Grant under the 2004 WCA Waste Corporation Incentive Plan (incorporated by reference to Exhibit 10.15 to the registrant’s Form 10-K (File No. 000-50808) filed with the SEC on March 24, 2004).
10.17		WCA Waste Corporation Performance Unit Plan (incorporated by reference to Exhibit 10.19 to the registrant’s Form 10-K (File No. 000-50808) filed with the SEC on March 24, 2004).
10.18		WCA Waste Corporation Management Incentive Plan (incorporated by reference to Exhibit 10.20 to the registrant’s Form 10-K (File No. 000-50808) filed with the SEC on March 24, 2004).
10.19		Form of Non-Employee Director Restricted Stock Grant under the 2004 WCA Waste Corporation Incentive Plan (incorporated by reference to Exhibit 10.21 to the registrant’s Form 10-K (File No. 000-50808) filed with the SEC on March 24, 2004).
10.20		Form of Resale Restriction Agreement, dated as of December 21, 2005, between WCA Waste Corporation and each of Tom J. Fatjo, Jr., Jerome M. Kruszka, Charles A. Casalinova, Tom J. Fatjo, III, Richard E. Bean, Ballard O. Castleman and Roger A. Ramsey individually (incorporated by reference to Exhibit 10.1 to the registrant’s Form 8-K (File No. 000-50808) filed with the SEC on December 22, 2005).
10.21		Solid Waste Disposal Agreement, dated as of October 3, 2005, by any between Waste Corporation of America, LLC and WCA Waste Corporation (incorporated by reference to Exhibit 10.1 to the registrant’s Form 8-K (File No. 000-50808) filed with the SEC on October 6, 2005).
10.22		Second Amended and Restated 2004 Waste Corporation Incentive Plan, effective as of September 15, 2006 (incorporated by reference to Exhibit 10.1 to the registrant’s Form 8-K (File No. 000-50808) filed with the SEC on September 15, 2006).
10.23		Reimbursement Agreement, dated as of August 30, 2002, by and among WCA Waste Systems, Inc., Waste Corporation of Texas, L.P., and Wells Fargo Bank Texas, National Association (incorporated by reference to Exhibit 10.10 to the registrant’s Form 10-Q (File No. 000-50808) filed with the SEC on May 13, 2005).
10.24		First Amendment to Reimbursement Agreement, dated as of April 20, 2005, by and among WCA Waste Systems, Inc., Waste Corporation of Texas, L.P., and Wells Fargo Bank National Association (successor by merger to Wells Fargo Bank Texas, National Association) (incorporated by reference to Exhibit 10.10 to the registrant’s Form 10-Q (File No. 000-50808) filed with the SEC on May 13, 2005).
10.25		Securities Purchase Agreement, dated as of February 10, 2006, by and among WCA Waste Corporation, Transit Waste LLC, WCA Management Company, L.P., and Waste Corporation of America, LLC. (incorporated by reference to Exhibit 10.29 to the registrant’s Form 10-K (File No. 000-50808) filed with the SEC on March 16, 2006).
12	.1+	Statement regarding computation of ratio of earnings to fixed charges for the years ended December 31, 2001, 2002, 2003, 2004 and 2005 and the six months ended June 30, 2006.
21.1		Subsidiaries of WCA Waste Corporation (incorporated by reference to Exhibit 21.1 to the registrant’s Form 10-K (File No. 000-50808) filed with the SEC on March 16, 2006).
23	.1+	Consent of KPMG LLP — Independent Registered Public Accounting Firm.
23	.2*	Consent of Andrews Kurth LLP (included in Exhibit 5.1).
24	.1+	Powers of Attorney (included on signature pages).

Exhibit
Number		Description

25	.1+	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of The Bank of New York Trust Company, N.A. to act as trustee under the Indenture.
99	.1+	Form of Letter of Transmittal.
99	.2+	Form of Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.
99	.3+	Form of Notice of Guaranteed Delivery.
99	.4+	Form of Letter to Registered Holders and DTC Participants.
99	.5+	Form of Instructions to Registered Holder or DTC Participant From Beneficial Owner.
99	.6+	Form of Letter to Clients.

*	Indicates exhibits filed herewith.

+	Previously filed.

†	Confidential treatment has been granted with respect to certain information contained in this agreement.

**	Pursuant to Item 601(b)(2) of Regulation S-K, the Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Commission upon request.

The registrant hereby undertakes, pursuant to Regulation S-K, Item 601(b), paragraph (4)(iii)(A), to furnish to the Securities and Exchange Commission upon request all constituent instruments defining the rights of holders of long-term debt of the registrant and its consolidated subsidiaries not filed herewith for the reason that the total amount of securities authorized under any of such instruments does not exceed 10% of the registrant’s total consolidated assets.